UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2024

WASTE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3250 Oakland Hills Court, Fairfield, California, 94534
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Metaworks Platforms, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 6, 2024, we completed a unanimous board resolution to effect a change in our name. As a result, we have changed our name from “Metaworks Platforms, Inc.” to “Waste Energy Corp.”.

Item 7.01 Regulation FD Disclosure

In additon to the name change, the Company is changing its ticker symbol from “MWRK” to “WAST”. The ticker symbol change will become effective when approved by Finra. The current CUSIP number is 23131W103 will remain unchanged .The current CUSIP number is 23131W103 will remain unchanged .

Item 9.01 Financing Statements and Exhibits

(d)	Exhibits

3.1	Board Resolution dated September 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waste Energy Corp.

/s/ Schott Gallagher
Schott Gallagher
President

September 12, 2024